EXHIBIT 32.4

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mid-America Apartments, L.P. (the “Operating Partnership”) on Form 10-Q for the period ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Albert M. Campbell, III, Executive Vice President and Chief Financial Officer of Mid-America Apartment Communities, Inc., general partner of the Operating Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Date:	July 27, 2023	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer of Mid-America Apartment Communities, Inc., general partner of Mid-America Apartments, L.P.